Exhibit 21

Name	Country

@NetHome Co., Ltd.	Japan
Artson System Pty Ltd.	Australia
Asia Television Advertising LLC	USA-Del
Asia Television Communications International LLC	USA-Colo
Associated SMR, Inc.	USA-Del
At Media Sp. z o.o	Poland
AudioTec RT	Hungary
Austar Entertainment Pty Ltd.	Australia
Austar Satellite Pty Ltd.	Australia
Austar Satellite Ventures Pty Ltd.	Australia
Austar Services Pty Ltd.	Australia
Austar United Broadband Pty Ltd.	Australia
Austar United Communications Ltd.	Australia
Austar United Holdco I Pty Ltd.	Australia
Austar United Licenceco Pty Ltd.	Australia
Austar United Mobility Pty Ltd.	Australia
Bazuca.com, Chile S.A.	Chile
Beroche Telereseau Sarl	Switzerland
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable Management Ireland Ltd.	Ireland
Cable Net Kobe Ashiya Co., Ltd.	Japan
Cable Net Shimonoseki Co. Ltd.	Japan
Cable Vision 21, Inc.	Japan
Cable West Inc.	Japan
Cablecom GmbH	Switzerland
Cablecom Holdings GmbH	Switzerland
Cablecom Kabelkommunikation GmbH	Austria
Cablecom (Luxembourg) GP Sarl	Luxembourg
Cablecom (Luxembourg) SCA	Luxembourg
Cablecom Multimedia GmbH	Lichtenstein
Canal+ Services B.V.	Netherlands
CATV Kabelsko Prenosni Sistemi Murska Sobota dd	Slovenia
CCom Holdings (Luxembourg) Sarl	Luxembourg
Century Programming Ventures Corp.	USA-Nev
Century United Programming Ventures Pty Ltd.	Australia
Channel Ginga	Japan
Chello Zone Holdings Ltd.	United Kingdom
Chellomedia B.V.	Netherlands
Chellomedia CEE Holdco B.V.	Netherlands
Chellomedia Direct Programming B.V.	Netherlands
Chellomedia Holding III N.V.	Netherlands
Chellomedia Holdings UK II Ltd.	United Kingdom
Chellomedia Priority B.V.	Netherlands
Chellomedia Programming B.V.	Netherlands
chellomedia Programming Financing	USA-Del
Chellomedia Programming Financing B.V.	Netherlands
Chellomedia Programming Financing Holdco B.V.	Netherlands
Chellomedia Programming Financing Holdco II B.V.	Netherlands
Chellomedia Programming Services Ltd.	United Kingdom
Chellomedia Services Ltd.	United Kingdom
Chellomedia TVI Ltd.	United Kingdom
Chippawa Pty Ltd.	Australia
Chorus Communications Ltd.	Ireland
Club Channel Ltd.	United Kingdom
CM Property Holding BV	Netherlands
Continental Century Pay TV Pty Ltd.	Australia

Name	Country

Cork Communications Ltd.	Ireland
CTV Pty Ltd.	Australia
CVR Srl	Romania
Dovevale Pty Ltd.	Australia
Eisa Finance Pty. Ltd.	Australia
Electron M.Bit Telecom SRL	Romania
Enalur S.A.	Chile
Encore Asia LLC	USA-Colo
Encore International LLC	USA-Colo
Europe Acquisition, Inc.	USA-Del
Extreme Networks Europe Ltd.	United Kingdom
Filmmuzeum RT	Hungary
Focus Sat Romania Srl	Romania
Goldmine Kft	Hungary
Grazer Kabel TV GmbH	Austria
Higashi Osaka Cable TV Co., Ltd.	Japan
Hokusetu Cable Net Co., Ltd.	Japan
Horizon TV Distribution Ltd.	Ireland
Iberian Program Services C.V.	Netherlands
Iberian Program Services Holdings B.V.	Netherlands
Ilona Investments Pty Ltd.	Australia
Inode AG	Lichtenstein
InvestCo Belgian Cable 1 Sarl	Luxembourg
InvestCo Belgian Cable 2 Sarl	Luxembourg
J:COM Chiba Co., Ltd.	Japan
J:COM Saitama Co., Ltd.	Japan
J:COM Technologies Co., Ltd.	Japan
Jacolyn Pty Ltd.	Australia
J-COM Finance Co., Ltd.	Japan
J-COM Kansai Co., Ltd.	Japan
J-COM Kanto Co., Ltd.	Japan
J-COM Kita-kyushu Co., Ltd.	Japan
J-COM Sapporo Co., Ltd.	Japan
J-COM Shonan Co., Ltd.	Japan
J-COM Tokyo Co., Ltd.	Japan
JimJam CEE Ltd.	United Kingdom
JimJam Television Ltd.	United Kingdom
JSBC2 Co. Ltd.	Japan
J-Sports LLC	USA-Del
Jupiter Entertainment	Japan
Jupiter Golf Network Co., Ltd.	Japan
Jupiter Sports, Inc.	Japan
Jupiter Telecommunications Co., Ltd.	Japan
Jupiter Visual Communications	Japan
Kabelsko razdelilni sistem Rotovz d.d.	Slovenia
Kansai Multimedia Service Co., Ltd	Japan
Kidillia Pty Ltd.	Australia
Kitakawachi Cablenet Co., Ltd.	Japan
KRS-Kabelsko razdelilni sistem dd	Slovenia
Labesa Holding B.V.	Netherlands
LGI China Holdings B.V.	Netherlands
LGI Holdings, LLC	USA-Del
LGI International, Inc.	USA-Del
LGI Telenet Holdco BV	Netherlands
LGI Telenet I B.V.	Netherlands
LGI Telenet II BV	Netherlands
LGI Ventures B.V.	Netherlands

Name	Country

LGI/Sumisho Super Media, LLC	USA-Del
LGJ Holdings LLC	USA-Del
Liberty Cablevision of Puerto Rico Ltd.	Bermuda
Liberty Chile, Inc.	USA-Colo
Liberty Comunicaciones de Chile Uno Limitada	Chile
Liberty Europe, Inc.	USA-Colo
Liberty FA Holdings, Inc.	USA-Del
Liberty Global Europe B.V.	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Ltd.	United Kingdom
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Europe N.V.	Netherlands
Liberty Global Europe, Inc.	USA-Del
Liberty Global Japan II, LLC	USA-Del
Liberty Global Japan LLC	USA-Del
Liberty Global Services II, LLC	USA-Colo
Liberty Global Services, LLC	USA-Colo
Liberty Global Switzerland Inc.	USA-Del
Liberty Holdings Chile, Inc.	USA-Del
Liberty Home Shop International, Inc.	USA-Colo
Liberty International Cable Management, Inc.	USA-Colo
Liberty Japan MC, LLC	USA-Del
Liberty Japan V, Inc.	USA-Del
Liberty Japan, Inc.	USA-Del
Liberty Jupiter Finance, Inc.	USA-Del
Liberty Jupiter VOD, Inc.	USA-Del
Liberty Jupiter, Inc.	USA-Del
Liberty Latin Programming Ltd.	Cayman Islands
Liberty Media International Holdings, LLC	USA-Del
Liberty Movies Australia Pty. Limited	Australia
Liberty NC X, Inc.	USA-Del
Liberty Programming Australia, Inc.	USA-Colo
Liberty Programming Japan, LLC	USA-Del
Liberty Programming South America, LLC	USA-Colo
Liberty South America, S.R.L.	Argentina
Liberty UGC Holdings, Inc.	USA-Del
Liberty UK Radio, Inc.	USA-Colo
Liberty Uruguay, Inc.	USA-Del
Liberty VIV II, Inc.	USA-Del
Liveshop B.V.	Netherlands
Ljubljanski Kabel d.d.	Slovenia
LMC Radio Ltd.	United Kingdom
LMI Japan Management, Inc.	USA-Del
LMI Japan MC Holdings, Ltd.	Japan
LMI Programming South America S.A.	Uruguay
LMINT Holdings, LLC	USA-Del
Minimax Srl	Romania
Minimax Sro	Czech Republic
Minorite Pty Ltd.	Australia
Mojo Media Kft	Hungary
Monor Telefon Tarsasag Kft	Hungary
Multicanal (Spain) Holding SLU	Spain
Multicanal Iberia SLU	Spain
Nidlo B.V.	Netherlands

Name	Country

NTL Communications (Ireland) Ltd.	Ireland
NTL Irish Networks Ltd.	Ireland
Old UGC Holdings, Inc.	USA-Del
PayTV Co chellomedia S.A. N.V.	Belgium
Plator Holding B.V.	Netherlands
Pramer S.C.A.	Argentina
Priority Holding B.V.	Netherlands
Priority Telecom N.V.	Netherlands
Priority Telecom Netherlands B.V.	Netherlands
Priority Telecom Service Corporation, Inc.	USA-Del
Priority Wireless B.V.	Netherlands
Priority Wireless Switzerland AG	Switzerland
ProBusiness Project Srl	Romania
RapiX Tecnologia e Internet Ltda.	Brazil
Reality TV (China) Ltd.	United Kingdom
Reality TV Japan Co. Ltd.	Japan
Reality TV Latin America S.C.A.	Uruguay
Reality TV USA Ltd.	United Kingdom
Romantica (East) Ltd.	United Kingdom
Romantica Television Srl	Romania
Sakura Cable TV Co., Ltd.	Japan
Saturn (NZ) Holding Co. Pty Ltd.	Australia
Sebmar SRL	Romania
Selectra Pty Ltd.	Australia
Sitel SA	Switzerland
Sport 1 Holding Rt	Hungary
Sport 1 TV Rt	Hungary
Studio Company Sp. z o.o	Poland
STV Pty Ltd.	Australia
Suita Cable (aka Fukita Cable TV Co., Ltd.)	Japan
Takatsuki Cable Network Co., Ltd.	Japan
Telelavaux SA	Switzerland
Telenet BidCo NV	Belgium
Telenet Communications NV	Belgium
Telenet Group Holding N.V.	Belgium
Telenet NV	Belgium
Telenet Solutions Luxemburg NV	Luxembourg
Telenet Vlaanderen NV	Belgium
TES Wireless sro	Czech Republic
The Horror Channel Ltd.	United Kingdom
Toyonaka/Ikeda Cablenet Co., Ltd.	Japan
Trnavatel s.r.o.	Slovak Rep.
Tsuchiura Cable Television Co., Ltd.	Japan
TV Paprika RT	Hungary
TV Show Brasil S.A.	Brazil
UAP Australia Programming Pty Ltd.	Australia
UIH China Holdings, LLC	USA-Colo
UIH Philippines Holdings, LLC	USA-Colo
UIH SFCC Holdings L.P.	USA-Colo
UIH SFCC II, LLC	USA-Colo
UIH SFCC LP	USA-Colo
UIM Aircraft, LLC	USA-Colo
Unite HoldCo I B.V.	Netherlands
United Asia/Pacific Communications, LLC	USA-Del
United AUN, LLC	USA-Colo
United Austar Partners	USA-Colo

Name	Country

United Brazil, LLC	USA-Colo
United Chile Ventures, Inc.	Cayman Islands
United Chile, LLC	USA-Colo
United Communications Finance, LLC	USA-Colo
United Football Broadcasting B.V.	Netherlands
United Latin America Management, LLC	USA-Colo
United Latin America Programming, LLC	USA-Colo
United Latin America Ventures Inc.	Cayman Islands
United Latin America, LLC	USA-Colo
United Management, LLC	USA-Colo
UnitedGlobalCom do Brasil Telecomunicações Ltda.	Brazil
UnitedGlobalCom, Inc.	USA-Del
UPC Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Aviation Services Inc.	USA-Colo
UPC Belgium NV	Belgium
UPC Broadband ECC Services B.V.	Netherlands
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
UPC Broadband GmbH	Austria
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Holding Services B.V.	Netherlands
UPC Broadband Ireland B.V.	Netherlands
UPC Broadband Ireland Ltd	Ireland
UPC Broadband N.V.	Netherlands
UPC Broadband Operations B.V.	Netherlands
UPC Broadband Slovakia sro	Slovak Republic
UPC Central Europe Holding B.V.	Netherlands
UPC Ceská republika a.s.	Czech Republic
UPC Chile Holding BV	Netherlands
UPC Communications Ireland Ltd	Ireland
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC Exploitation Holding B.V.	Netherlands
UPC Exploitation II B.V.	Netherlands
UPC Financing Partnership	USA-Del
UPC France Holding B.V.	Netherlands
UPC France Services S.A.	France
UPC HoldCo III B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Holding Kft	Hungary
UPC Hrvatska d.d.	Croatia
UPC Internet Holding B.V.	Netherlands
UPC Investment Sp. z o.o	Poland
UPC Ireland B.V.	Netherlands
UPC Magyarorszag Kft	Hungary
UPC Nederland B.V.	Netherlands
UPC Nederland Mobile B.V.	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Poland Holding B.V.	Netherlands
UPC Polska Sp. z o.o	Poland
UPC Romania Holding B.V.	Netherlands
UPC Romania Srl	Romania
UPC Scandinavia Holding B.V.	Netherlands
UPC Slovenia Holding B.V.	Netherlands
UPC Switzerland Holding B.V.	Netherlands

Name	Country

UPC Telekabel Graz GmbH	Austria
UPC Telekabel Klagenfurt GmbH	Austria
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebs GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
UPC Telemach Broadband d.o.o.	Slovenia
UPC Western Europe Holding B.V.	Netherlands
UPC Wireless GmbH	Austria
Video 2000 S.A.	Switzerland
Vinatech Pty Ltd.	Australia
VTR Banda Ancha S.A.	Chile
VTR Galaxy Chile S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Ingeniería S.A.	Chile
Westward Cables Ltd.	Ireland
Westward Horizon Ltd	Ireland
Windytide Pty Ltd.	Australia
Wollongong/Microwave Pty Ltd.	Australia
Zomerwind Holding B.V.	Netherlands
Zone Broadcasting (EMC) Ltd.	United Kingdom
Zone Broadcasting (Maximum Reality) Ltd	United Kingdom
Zone Broadcasting Showtime (Turkey) Ltd.	United Kingdom
Zone Kids Limited	United Kingdom
Zone Licensing Ltd.	United Kingdom
Zone Studios Srl	Romania
Zone Vision (China) Ltd.	United Kingdom
Zone Vision Poland z o.o	Poland
Zone Vision Trustco Ltd.	United Kingdom
Zonemedia Broadcasting Ltd.	United Kingdom
Zonemedia Czech sro	Czech Republic
Zonemedia Enterprises Ltd.	United Kingdom
Zonemedia Group Ltd.	United Kingdom
Zonemedia Management Ltd.	United Kingdom
Zonemedia Networks Srl	Romania
Zonemedia Studios Ltd.	United Kingdom